EXHIBIT 99.2


INTEGRATED CONSULTING SERVICES, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2006

                                            INTEGRATED CONSULTING SERVICES, INC.

                                                                        CONTENTS
                                                                        --------
INDEPENDENT AUDITOR'S REPORT                                                1

FINANCIAL STATEMENTS:

   Balance Sheet                                                            2
   Statement of Income                                                      3
   Statement of Stockholders' Equity                                        4
   Statement of Cash Flows                                                  5
   Notes to Financial Statements                                        6 - 8

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

BOARD OF DIRECTORS
INTEGRATED CONSULTING SERVICES, INC.
LOUISVILLE, KENTUCKY



We have audited the accompanying balance sheet of lntegrated Consulting Services, Inc. (an S corporation) as of December 31, 2006, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of lntegrated Consulting Services, Inc. as of December 31, 2006 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As described in Note 7 to the financial statements, the Company has restated its financial statements as of December 31, 2006 and for the year then ended.

Louis T. Roth & Co. , PLLC
Louisville, Kentucky

February 22, 2007 except Note 7 as to which the date is February 29, 2008.






INTEGRATED CONSULTING SERVICES, INC.

BALANCE SHEET
-------------------------------------------------------
(RESTATED)

DECEMBER 31, 2006
-------------------------------------------------------

ASSETS

Current Assets:
  Cash                                                                                               $1,180,554
  Account receivable                                                                                    747,073
  Inventory                                                                                             126,612
  Cost and estimated earnings in excess of billings on
     uncompleted contracts                                                                            1,063,255
  Prepaid expenses                                                                                       32,234
                                                                                                    -----------

                                                         TOTAL CURRENT ASSETS                         3,149,728

Property and equipment
   Office equipment                                                                                     221,313
   Computer equipment                                                                                   172,322
   Leasehold improvements                                                                                45,573
   Vehicles                                                                                             170,988
                                                                                                    -----------
                                                                                                        610,196
Less - accumulated depreciation and amortization                                                        340,885
                                                                                                    -----------
                                                                                                        269,311

Other Assets
   Deposits                                                                                              11,108
   Due from stockholders                                                                                  5,146
   Goodwill                                                                                              12,289
                                                                                                    -----------
                                                                                                         28,543

                                                         TOTAL ASSETS                                $3,447,582


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Note payable - bank                                                                                $1,500,000
  Account payable                                                                                       335,803
  Payroll taxes and withholdings payable                                                                 26,868
  Income taxes payable                                                                                   17,548
  Billings in excess of cost and estimated earnings on
       uncompleted contracts                                                                             31,949
  Deferred warranty income                                                                              143,111
  Accrued liabilities                                                                                    31,302
                                                                                                      ---------
                                                         TOTAL CURRENT LIABILITIES                    2,086,581

Stockholders' equity:
  Common stock, no par value; 1,000 shares authorized
       100 shares issued and outstanding                                                                  1,000

Retained earnings                                                                                     1,360,001
                                                                                                     -----------
                                                         STOCKHOLDERS' EQUITY                         1,361,001

                                                         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  $3,447,582

See Notes to Financial Statements



INTEGRATED CONSULTING SERVICES, INC.
STATEMENT OF INCOME
-----------------------------------------------
(RESTATED)

YEAR ENDED DECEMBER 31, 2006
-----------------------------------------------

Revenue                                                                                  $7,916,696

Cost of revenue                                                                           5,335,196
                                                                                         -----------
Gross profit                                                                              2,581,500

Operating expenses                                                                        1,355,153
                                                                                         -----------
Income from operations                                                                    1,226,347

Other income (expense):
                                       Interest income                                       37,322
                                       Interest expense                                    (146,931)
                                       Loss on sale of property and equipment                (2,613)
                                                                                          ----------
                                                                                           (112,222)
                                                                                         -----------
Income before provision for state income taxes                                            1,114,125
                                                                                         ------------

Provision for state income tax expenses                                                      67,714
                                                                                        -------------
NET INCOME                                                                               $1,046,411

See Notes to Financial Statements

                                            INTEGRATED CONSULTING SERVICES, INC.

                                               STATEMENT OF STOCKHOLDERS' EQUITY
                                               ---------------------------------
                                                                      (RESTATED)

YEAR ENDED DECEMBER 31, 2006
----------------------------

                                 COMMON STOCK
                                                       RETAINED
                             SHARES         AMOUNT     EARNINGS          TOTAL
Balance at January 1, 2006    1,000          $1,000   $873,410         $874,410

Distributions to stockholders                         (559,820)        (559,820)

Net income                                           1,046,411        1,046,411
                              --------     --------  ---------       ----------
BALANCE AT DECEMBER 31, 2006    1,000        $1,000 $1,360,001       $1,361,001

See Notes to Financial Statements

STATEMENT OF CASH FLOWS
--------------------------------------------------------------
(RESTATED)

YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                                               $1,046,411
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization                                                                              93,932
    Loss on sale of equipment                                                                                   2,613
    Changes in assets and liabilities:
       (Increase) decrease in:
      Accounts receivable                                                                                    (502,988)
      Inventory                                                                                               123,086
      Cost and estimated earnings in excess of billings on uncompleted contracts                             (297,572)
      Prepaid expenses                                                                                         12,898
      Increase (decrease) in:
      Accounts payable                                                                                          1,917
      Accrued and withheld payroll taxes                                                                        8,481
      Accrued interest                                                                                         27,118
      Billings in excess of cost and estimated earnings on uncompleted contracts                               31,949
      Other accrued expenses                                                                                   17,721
      Deferred warranty income                                                                               (170,771)
                                                                                                             ---------
        Total adjustments                                                                                    (651,616)

                                                                NET CASH PROVIDED BY OPERATING ACTIVITIES     394,795


CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of fixed assets                                                                                  (49,124)

                                                                NET CASH USED IN INVESTING ACTIVITIES         (49,124)


CASH FLOWS FROM FINANCING ACTIVITIES:
                                                                Proceeds from note payable-bank            1,500,000
                                                                Principal payments on note payable          (850,000)
                                                                Payment on stockholder loan                   20,847
                                                                Distributions to stockholders               (559,820)
                                                                                                            ---------
                                                                NET CASH PROVIDED BY FINANCING ACTIVITIES    111,027


Net increase in cash                                                                                          456,698

Cash at beginning of year                                                                                     723,856
                                                                                                           ----------
Cash at end of year                                                                                        $1,180,554



SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    CASH PAID FOR:
       Interest                      $139,733
       Income  taxes                  $70,518

See Notes to Financial Statements



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRINCIPAL BUSINESS ACTIVITY:

NATURE OF BUSINESS - The Company produces cabinets for naval ships through government contracts and provides engineering and technical services for major commercial entities and the Department of Defense. The Company services the Continental United States, with locations in Kentucky and Virginia.

ACCOUNTS RECEIVABLE - Exposure to credit risk on accounts receivable is controlled through credit approval, limits, and monetary procedures. The Company's customers are primarily large, well established, defense industry prime contractors or the United States Government. Therefore, since the Company has not experienced any significant losses over the years, it has deemed that an allowance is not necessary at this time.

INVENTORY - Inventory consists of finished goods and is stated at the lower of cost or market using the first in, first-out (FIFO) method.

PRODUCTION CONTRACT INCOME - Production contract earnings are reported on the percentage-of-completion method. On projects where the amount of progress is subject to physical measurement, the amount of earnings recognized at the statement date is that portion of the total contract price that the work completed bears to the total work required. On projects or elements of projects where a reliable physical measurement of progress is not available, the amount of earnings recognized at the statement date is that portion of the total contract price that the cost expended bears to the anticipated final cost, based on current estimates of cost to complete the project. When an ultimate loss is indicated on a contract, the entire estimated loss is recorded in the current period.

Assets and liabilities related to these contracts are included in current assets and current liabilities in the accompanying balance sheets, as they will be liquidated in the normal course of contract completion, although this may require more than one year. (See Note 2)

PROPERTY AND EQUIPMENT - Property and equipment is recorded at cost. Depreciation and amortization of the respective assets are computed using the straight-line method over their estimated useful lives ranging from 3 to 10 years. Leasehold improvements are amortized using the straight-line method over the expected term of the lease or estimated useful life of the improvement, whichever is less.

DEFERRED WARRANTY INCOME - The Company generally warrants its production contracts for one year. The deferred warranty income is calculated as part of the total contract amount.

INCOME TAXES - The Company has elected to be treated as a small business (S-corporation) under federal and state regulations. Under these provisions, the Company generally does not pay income taxes on its taxable income. Instead, the stockholders report on their personal income tax returns, their proportionate share of the Company's taxable income and tax credits.

During 2005, the Commonwealth of Kentucky enacted tax laws requiring all businesses to report state corporate taxable income and pay the taxes at the entity level instead of reporting this taxable income on the stockholders' individual income tax returns. As a result, currently due state income taxes will be recorded on the books of the Company, when appropriate.
USE OF ESTIMATES - Financial statements prepared in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

ADVERTISING COSTS - Advertising costs are charged to operations as incurred. Advertising expense for the year ended December 31, 2006 was $444.

SHIPPING  AND  HANDLING  COSTS  - Shipping and handling costs for the year ended
December  31,  2006  was  $21,552.


2.     COSTS AND ESTIMATED EARNINGS OF UNCOMPLETE CONTRACTS:

Uncompleted contracts as of December 31, 2006 consist of the following:

Costs incurred on
   Uncompleted contracts       $2,762,170
Estimated earnings              1,025,365
                               ----------
                                3,787,535
Less: billings to date          2,756,229
                               ----------
                                1,031,306
Included in accompanying balance
 sheets under the following captions:

  Costs and estimated earnings in excess
   of billings on uncompleted contracts
                                              $1,063,255
  Billings in excess of costs and estimated
   earnings on uncompleted contracts            (31,949)
                                                 --------
                                              $1,031,306

3.     NOTE PAYABLE BANK:

The Company has available a line of credit agreement with a bank up to a maximum of $1,500,000 which expires in March 2008. Borrowings bear interest at the bank's prime rate (8.25% at December 31, 2006) plus %. The line of credit is secured by substantially all of the assets of the Company. Borrowings at December 31, 2006 amounted to $1,500,000.

4.     LEASES:


The Company began leasing the Louisville, Kentucky office facility under a five-year non-cancelable operating lease beginning March 15, 2004. Rent expense for the year ended December 31, 2006 was $71,000.

The Company began leasing the Louisville, Kentucky manufacturing facility under a five-year non-cancelable agreement beginning April 1, 2004. Rent expense for the year ended December 31, 2006 was $52,000.

The Company began leasing the Virginia Beach, Virginia office facility under a three-year non-cancelable operating lease beginning January 1, 2006. Rent expense for the year ended December 31, 2006 was $12,000.

Future minimum lease payments are as follows:
Year Ended December 31
               2007             $135,291
               2008              135,665
               2009               30,675
                                 --------
             TOTAL               $301,631

5.     CONCENTRATIONS OF CREDIT RISK:

The Company has extended unsecured credit to customers amounting to $747,073 at December 31, 2006. In addition, the Company maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk. Sales to two significant customers accounted for approximately 99% of the Company's sales in 2006.

6.     PROFIT SHARING PLAN:

The Company maintains an employee pension plan under which employees may defer a portion of their annual compensation, pursuant to Section 401(k) of the Internal Revenue Code. The amount of the Company's contribution is determined at the discretion of the Board of Directors. Substantially all employees age 21 and older are eligible to participate in the plan beginning on either January 1st, April 1st, July 1st, or October 1st, immediately following completion of one year of service. For the year ended December 31, 2006, profit sharing expense was $43,897.

7.        RESTATEMENT:


The current year financial statements have been restated to include inventory valued at $126,612 as of December 31, 2006. In addition, retained earnings as of December 31, 2005 have been restated to include an increase of $69,470 for the December 31, 2005 inventory balance. Net income for the year ended December 31, 2006 increased $57,142 from the amount previously reported. The total net cash flows provided by operating activities remained unchanged.